Exhibit 10.5
                                                                  Execution Copy

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "Agreement") is entered into as of July 30, 2003 by and among FirstPlus Financial Group, Inc., a Nevada corporation ("FirstPlus"), and Class Representative Edward P. Doremus, III, on behalf of all Class Members (the "Representative") and Milberg Weiss Bershad Hynes & Lerach LLP and Sirota and Sirota LLP, each solely in their capacities as Plaintiffs' Co-Lead Counsel, supervisor of the administration of the Settlement and escrow agent under this Agreement (collectively in their capacity as escrow agent, the "Escrow Agent").

                                    RECITALS

         WHEREAS, FirstPlus is a member of Capital Lending Strategies, LLC, a Texas limited liability company ("Capital Lending").

         WHEREAS, Capital Lending is a stockholder of FirstPlus.

         WHEREAS, FirstPlus is a defendant in the court action entitled In re:
FirstPlus Financial Group, Inc. Securities Litigation, No. 3:98-CV-2551-M (the "Action").

         WHEREAS, the parties to the Action have entered into that certain Stipulation and Agreement of Settlement dated as of July 30, 2003 (the "Stipulation").

         WHEREAS, Capital Lending, the Representative and Plaintiffs' Co-Lead Counsel have entered into that certain Assignment and Assumption Agreement, dated as of the date hereof (the "Assignment Agreement").

         WHEREAS, pursuant to the Stipulation and the Assignment Agreement, FirstPlus will deliver the Certificate representing certain ownership interests in Capital Lending (the "Escrow Fund") to the Escrow Agent as part of the Settlement Fund.

         WHEREAS, pursuant to the Stipulation and the Proof of Claim, the Authorized Claimants have made certain agreements with respect to FirstPlus, Capital Lending, the Escrow Agent and this Agreement.

         WHEREAS, Capital Lending, the Representative and Plaintiffs' Co-Lead Counsel have entered into that certain Registration Rights Agreement, dated as of the date hereof (the "Registration Rights Agreement").

         In consideration of the premises and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows (Initial capitalized terms not defined in this Agreement will have meanings ascribed to such terms in the Stipulation):

                                    AGREEMENT

         1. Appointment of the Escrow Agent. Milberg Weiss Bershad Hynes & Lerach LLP and Sirota and Sirota LLP are hereby appointed as Escrow Agent to receive, hold, administer and deliver the Escrow Fund in accordance with this Agreement and the Stipulation, and the Escrow Agent hereby accepts such appointment, all subject to and upon the terms and conditions set forth herein and therein.

         2. Deposit; General Intention.

                  (a) Upon the execution of the Assignment Agreement, the Certificate will be deposited by FirstPlus with the Escrow Agent endorsed in blank medallion signature guaranteed or accompanied by duly executed assignment documents in accordance with Section 1(b) of the Assignment Agreement. It is the parties' intention that the Escrow Agent shall dispose of the Escrow Fund in accordance with the express provisions of this Agreement and the Stipulation and, except as expressly set forth herein and therein, shall not make, be required to make or be liable in any manner for its failure to make, any determination under this Agreement, the Stipulation or any other agreement, including, without limitation, any determination as to whether FirstPlus, the Representative, or their duly appointed agents or representatives, have complied with the terms of this Agreement or the Stipulation or are entitled to payment or to any other right or remedy thereunder.

                  (b) Interests in the Escrow Fund.

                           (i) No Authorized Claimant shall have any title to,
right to, possession of, management of, or control of, any portion of the Escrow Fund.

                           (ii) No certificate or other instrument representing,
or other evidence of ownership of or interest in, the Escrow Fund or any portion of the Escrow Fund shall be issued.

         3. Distributions.

                  (a) Registrable Securities. Upon written notice from FirstPlus (or a successor entity to FirstPlus, if applicable) informing the Escrow Agent that a registration statement relating to the distribution of Registrable Securities (as defined in the Registration Rights Agreement) to the Holders (as defined in the Registration Rights Agreement) has been declared effective by the U.S. Securities and Exchange Commission, the Escrow Agent shall deliver to Plaintiffs' Co-Lead Counsel on behalf of the Authorized Claimants as part of the Settlement Fund the Certificate endorsed in blank or accompanied by duly executed assignment documents.

                  (b) Exercise of Repurchase. Upon written notice from FirstPlus (or a successor entity to FirstPlus, if applicable) and Plaintiffs' Co-Lead Counsel informing the Escrow Agent of the consummation of the Repurchase under the Assignment Agreement, the Escrow Agent shall deliver to FirstPlus the Certificate endorsed in blank or accompanied by duly executed assignment documents.


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

                  (c) Termination or Failure of Settlement. Upon written notice from Defendant's Counsel informing the Escrow Agent that the settlement contemplated by the Stipulation is terminated or fails to become effective for any reason, the Escrow Agent shall deliver to FirstPlus the Certificate endorsed in blank or accompanied by duly executed assignment documents and all right, title and interest in the Certificate and Common Units represented thereby shall immediately revert back to, and vest in, FirstPlus.

         4. The Escrow Agent. The Escrow Agent has agreed to accept its duties under this Agreement on the following terms and conditions:

                  (a) Liability of the Escrow Agent. (i) The Escrow Agent shall have no liability or obligation with respect to the Escrow Fund or under this Agreement except for the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent's sole responsibility shall be for the safekeeping and distribution of the Escrow Fund in accordance with the terms of this Agreement. The Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth in this Agreement. The Escrow Agent may rely upon any instrument not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement. In no event shall the Escrow Agent be liable for incidental, indirect, special, consequential or punitive damages. The Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with this Agreement, or to appear in, prosecute or defend any such legal action or proceeding.

                  (ii) The Escrow Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Fund, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Fund is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such Escrow Fund shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such Escrow Fund or any part of it, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel selected by it is binding upon it without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties to this Agreement or to any other person or entity by reason of such compliance even though such order, writ, judgment decree may be subsequently reversed, modified, annulled, set aside or vacated.

                  (iii) The Escrow Agent may consult with legal counsel selected by it in connection with the Escrow Agent's duties under this Agreement and such counsel's fees and expenses shall be paid by the Settlement Fund.

                  (iv) The Escrow Agent hereby acknowledges its other capacities and obligations other than as Escrow Agent in the matters relating to, among other things, this


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

Agreement, the Action and the Stipulation, and agrees that this Section 4 shall only be applicable to the Escrow Agent in its capacity as Escrow Agent under this Agreement.

                  (b) Fees and Expenses. The Escrow Agent shall be paid reasonable fees and reimbursed for its expenses in connection with its acting as the Escrow Agent, and such fees and expenses shall be paid from the Settlement Fund. Plaintiffs' Co-Lead Counsel, solely in their capacity as supervisors of the administration of the Settlement Fund pursuant to paragraph 12 of the Stipulation, agree to pay these sums upon demand.

                  (c) Controversies. If any controversy arises between the parties to this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, the Escrow Agent will not be required to determine the controversy or to take any action regarding it. The Escrow Agent may hold all documents and property and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow Agent's reasonable discretion, may be required, despite what may be set forth elsewhere in this Agreement. In such event, the Escrow Agent will not be liable for interest or damage. Furthermore, if such controversy has not been resolved within sixty (60) days, the Escrow Agent may at its option, file an action of interpleader requiring the parties to answer and litigate any claims and rights among themselves and to the extent required or permitted by law, the Escrow Agent may deliver the Escrow Fund to the court that the Escrow Agent files such action of interpleader with for holding and disposition in accordance with the instructions of such court. Upon initiating such action, the Escrow Agent shall be fully released and discharged of and from all obligations and liability imposed by the terms of this Agreement, except for obligations or liabilities arising by reason of the prior gross negligence or willful misconduct on the part of the Escrow Agent.

                  (d) Resignation of the Escrow Agent. The Escrow Agent may resign at any time upon giving at least thirty (30) days' written notice to the parties hereto; provided, however, that no such resignation shall become effective until the appointment of a successor escrow agent by Plaintiffs' Co-Lead Counsel. Plaintiffs' Co-Lead Counsel may also request the Court in the Action to appoint a successor escrow agent. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall, without further acts, be vested with all the estates, properties, rights, powers and duties of the predecessor escrow agent as if originally named as the Escrow Agent. Thereafter, the Escrow Agent shall be discharged from any further duties and liability under this Agreement, except for obligations or liabilities arising by reason of the prior gross negligence or willful misconduct on the part of the Escrow Agent.

                  (e) Nothing in this Agreement shall preclude the Escrow Agent from representing the Plaintiffs in any connection or respect whatsoever.

         5. Notice Provisions. All notices permitted or required to be given or transmitted to any person pursuant to the provisions of this Agreement shall be deemed to have been properly given and received when actually delivered to and receipted for by such person or when mailed to such person by certified or registered U.S. Mail, return receipt requested, postage prepaid. In the case of any notice given or transmitted to any party hereto by mail, as aforesaid, such notice shall be deemed to have been properly given or transmitted if mailed to such person at its address


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

shown on the signature page of this Agreement signed by such person or such other address as such person shall have furnished to the other party from time to time in writing.

         6. Governing Law. The internal substantive laws, and not the laws of conflicts, of the State of Texas shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties. The Court in the Action shall have the continuing jurisdiction over the parties hereto for purposes of construing and enforcing this Agreement.

         7. Counterparts. This Agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         8. No Oral Agreements. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN PARTIES.

         9. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, THE ASSIGNMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

         10. Termination. This Agreement shall terminate upon the earliest of
(i) a termination required by the applicable laws of the State of Texas, or (ii) the termination due to the distribution of the Escrow Fund as provided in
Section 3 above.

         11. Obligations.

                  (a) Notwithstanding anything to the contrary in this Agreement and except as provided by the Assignment Agreement, the Registration Rights Agreement or the Stipulation, neither FirstPlus nor Capital Lending, nor any successor entity to FirstPlus or Capital Lending shall be responsible for any payment to the Escrow Agent or the Escrow Fund, including payment for compensation for duties performed hereunder by the Escrow Agent, or reimbursement for out-of-pocket expenses incurred in connection with services rendered as the Escrow Agent.

                  (b) No recourse:

                           (i) for any payment with respect to the Escrow Fund
or any portion of the Escrow Fund,


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

                           (ii) for any claim based on or otherwise in respect
of the Escrow Fund or any portion of the Escrow
Fund,

                           (iii) under or upon any obligation, covenant or
agreement of FirstPlus or Capital Lending in this Agreement or in any subsequent agreement or in the Escrow Fund or any portion of the Escrow Fund, or

                           (iv) because of the creation of any indebtedness
represented by the Escrow Fund or any portion of the Escrow Fund, shall be had against any incorporator, member, manager, stockholder, officer or director, as such, past, present or future, of FirstPlus or Capital Lending or any incorporator, member, manager, stockholder, officer or director, as such, past, present or future, of any successor entity to FirstPlus or Capital Lending, either directly or through FirstPlus, Capital Lending or any successor entity to FirstPlus or Capital Lending, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, except as provided in the Assignment Agreement, the Registration Rights Agreement and/or the Stipulation with respect to such person or entity.

                  (c) No Authorized Claimant shall be, or have any of the rights or privileges of, a Member of Capital Lending, a transferee or assignee of any ownership interest in or other obligation of Capital Lending, or a shareholder, stockholder or other holder of an ownership interest in, or other obligation of, Capital Lending with respect to the Escrow Fund or any portion of the Escrow Fund unless and until a distribution of Registrable Securities pursuant to the terms of the Registration Rights Agreement, the Stipulation and the Plan of Allocation has occurred and such Authorized Claimant is listed on the transfer ledger relating to the equity securities of Capital Lending as the holder of such Registrable Securities.

         12. Status of the Escrow Agent With Respect to Capital Lending. The parties acknowledge that the Escrow Agent shall hold the Common Units under this Agreement in escrow and solely as escrow agent under this Agreement. Except as set forth in the Assignment Agreement, the Stipulation and the Registration Rights Agreement, FirstPlus shall retain all of its rights with respect to the Common Units represented by the Certificate held in escrow by the Escrow Agent to the same extent as if such Common Units were not escrowed.



                            [Signature page follows.]


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


         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first written above.

                                   FIRSTPLUS FINANCIAL GROUP, INC.


                                   By:    /s/ Daniel T. Phillips
                                       ---------------------------------
                                   Name:  Daniel T. Phillips
                                         -------------------------------
                                   Title: CEO
                                          ------------------------------


                                  Address for Notices:
                                  5100 N. O'Connor Blvd.
                                  4th Floor
                                  Irving, Texas  75039
                                  Attention:  Chief Executive Officer
                                  Telecopy No.: 214.231.7698


                                  /s/ Edward P. Doremus, III
                                  -------------------------------------------
                                  CLASS REPRESENTATIVE EDWARD P. DOREMUS, III


                                  Address for Notices:
                                  c/o Milberg Weiss Bershad Hynes &
                                   Lerach LLP
                                  401 B Street, Suite 1700
                                  San Diego, California  92101
                                  Attention:  Joy Bull, Esq.
                                  Telecopy No.: 619.231.7423

                                  MILBERG WEISS BERSHAD HYNES & LERACH LLP, as Plaintiffs' Co-Lead Counsel, Supervisor of the Administration of the Settlement and Escrow Agent


                                  By:      /s/ Joy Ann Bull
                                      --------------------------------
                                  Name:    Joy Ann Bull
                                        ------------------------------
                                  Title:   A Member of the Firm
                                        ------------------------------


                                  Address for Notices:
                                  401 B Street, Suite 1700
                                  San Diego, California  92101
                                  Attention:  Joy Bull, Esq.
                                  Telecopy No.: 619.231.7423

                                  SIROTA & SIROTA LLP,
                                  as Plaintiffs' Co-Lead Counsel, Supervisor of the Administration of the Settlement and Escrow Agent


                                  By:      /s/ Rachell Sirota
                                      --------------------------------
                                  Name:    Rachell Sirota
                                      --------------------------------
                                  Title: Partner
                                      --------------------------------


                                  Address for Notices:
                                  110 Wall Street, 21st Floor
                                  New York, New York  10005
                                  Attention:  Rachell Sirota, Esq.
                                  Telecopy No.: 212.425.9093